Exhibit 10.51
                                 AMENDMENT NO. 1
                                       to
                          REGISTRATION RIGHTS AGREEMENT
                                     between
                       Atlantic Technology Ventures, Inc.
                                       and
                         the Investors Signatory Hereto


          THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT is entered into effective as of January 9, 2001 (the "Amendment"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Atlantic Technology Ventures, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company").

          WHEREAS, the parties entered into that certain Registration Rights Agreement dated September 28, 2000 (the "Rights Agreement"), and desire to amend certain terms of the Rights Agreement as provided herein;

         NOW, THEREFORE, in consideration of the mutual promises herein, and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

         The Rights Agreement shall be amended as follows:

         1. Removal of Registration Default Penalties. Section 3.u. of the Rights Agreement is hereby deleted in its entirety.

         2. Except as specifically amended or modified by this Amendment, the terms and conditions of the Rights Agreement shall remain in effect in every particular as set forth in the Rights Agreement.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                       Atlantic Technology Ventures, Inc.


                                       By: /s/ Frederic P. Zotos
                                           --------------------------------
                                       Name:  Frederic P. Zotos
                                       Title: President


Address: 175 Bloor Street East         Investor: BH Capital Investments, L.P.
South Tower, 7th Floor                 By: HB and Co., Inc., its General Partner
Toronto, Ontario, Canada M4W 3R8
Fax: 416-929-5314                      By: /s/ Henry Brachfeld
                                          ---------------------------------
                                       Name: Henry Brachfeld, President

Address: 33 Prince Arthur Avenue       Investor: Excalibur Limited Partnership
Toronto, Ontario, Canada M5R I B2      By: Excalibur Capital Management, Inc.
Fax: 416-964-8868

                                       By:  /s/ William Hechter
                                            -------------------------------
                                       Name: William Hechter, President